UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

BITNILE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11411 Southern Highland Parkway, Suite 240 Las Vegas, Nevada		89141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 444-5464

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NILE	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

BitNile Holdings, Inc.

Item 1.01	Entry into a Material Definitive Agreement.

On May 26, 2022, BitNile Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Alexander Capital, L.P., as representative of the several underwriters named therein (collectively, the “Underwriters”), relating to a firm commitment public offering of 123,423 newly issued shares of the Company’s 13.00% Series D Cumulative Redeemable Perpetual Preferred Stock (the “Series D Preferred Stock”) at a public offering price of $25.00 per share.

On June 1, 2022, the Company and the Underwriters mutually agreed to increase the size of the offering of the Company’s Series D Preferred Stock from 123,423 shares to 144,000 shares. Thus, the Company and the Underwriters agreed to terminate the Underwriting Agreement and entered into a side letter to terminate such Underwriting Agreement (the “Side Letter”). Following the execution of the Side Letter, on June 1, 2022, the Company entered into a new underwriting agreement (the “New Underwriting Agreement”) with the Underwriters, relating to a firm commitment public offering of 144,000 newly issued shares of the Company’s Series D Preferred Stock at a public offering price of $25.00 per share.

The closing of the offering is subject to customary closing conditions, including authorization to list the Series D Preferred Stock on NYSE American. The Company is working to satisfy these conditions, but there is no guarantee that the Company will be successful. If the offering closes, the Company intends to use the net proceeds from this offering for the purchase of bitcoin miners and general corporate purposes.

The New Underwriting Agreement includes customary representations, warranties and covenants, and customary conditions to closing, expense and reimbursement obligations and termination provisions. Additionally, under the terms of the New Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make in respect of these liabilities.

The shares of Series D Preferred Stock have been registered pursuant to a Registration Statement on Form S-3 (File No. 333-260618), which the U.S. Securities and Exchange Commission (the “SEC”) declared effective on November 12, 2021.

Ault Alpha LP, an entity controlled by Milton C. (Todd) Ault III, the Executive Chairman of the Company, will be participating in the offering by purchasing 42,577 shares of Series D Preferred Stock.

The foregoing description of the Underwriting Agreement, the New Underwriting Agreement and the Side Letter is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Side Letter and the New Underwriting Agreement, which are filed as Exhibits 1.1, 1.2 and 1.3, respectively, hereto and are incorporated herein by reference. A copy of the legal opinion of Olshan Frome Wolosky LLP related to the shares of Series D Preferred Stock to be sold in the offering is filed as Exhibit 5.1 hereto.

Item 8.01	Other Events.

On June 1, 2022, the Company issued a press release to announce the revised pricing of the public offering of the Series D Preferred Stock. The size of the offering increased from 123,423 shares of Series D Preferred Stock to 144,000 shares of Series D Preferred Stock. A copy of the press release is filed as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information under this item and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1*	Underwriting Agreement, dated May 26, 2022, between BitNile Holdings, Inc. and Alexander Capital, L.P., as representative of the several underwriters.
1.2	Side Letter, dated June 1, 2022, between BitNile Holdings, Inc. and Alexander Capital, L.P.
1.3*	Underwriting Agreement, dated June 1, 2022, between BitNile Holdings, Inc. and Alexander Capital, L.P., as representative of the several underwriters.
5.1	Opinion of Olshan Frome Wolosky LLP, as to the legality of the Series D Preferred Stock.
23.1	Consent of Olshan Frome Wolosky LLP (included in the opinion filed as Exhibit 5.1).
99.1

Press Release of BitNile Holdings, Inc., issued on June 1, 2022, entitled “BitNile Announces Revised Pricing of Public Offering of Shares of 13.00% Series D Cumulative Redeemable Perpetual Preferred Stock.”

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

__________

* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are both (i) not material and (ii) the type that the registrant treats as private or confidential. A copy of the omitted portions will be furnished to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITNILE HOLDINGS, INC.

Dated: June 2, 2022	By:	/s/ Henry Nisser
		Name:	Henry Nisser
		Title:	President and General Counsel

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